EXHIBIT 10.154

                              SEVENTH AMENDMENT TO
                           LETTER OF CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (the "Seventh Amendment") dated as of December 31, 1997, by and among CATALINA INDUSTRIES, INC. D/B/A DANA LIGHTING, a Florida corporation (the "Company"), the corporations designated as guarantors (collectively, the "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION F/K/A SUN BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Company, Guarantors and the Bank have entered into that certain Letter of Credit Agreement dated as of May 1, 1995, as amended by that certain First Amendment to Letter of Credit Agreement dated as of June 30, 1995, as further amended by that certain Second Amendment to Letter of Credit Agreement and First Amendment to Security Agreement dated as of December 28, 1995, as further amended by that certain Third Amendment to Letter of Credit Agreement dated as of March 27, 1996, as further amended by that certain Fourth Amendment to Letter of Credit Agreement dated as of December 30, 1996, as further amended by that certain Fifth Amendment to Letter of Credit Agreement dated as of March 31, 1997, and as further amended by that certain Sixth Amendment to Letter of Credit Agreement dated as of September 30, 1997 (as amended, the "Letter of Credit Agreement"); and

     WHEREAS, the Company and the Guarantors have requested that the Letter of Credit Agreement be amended to revise a certain financial covenant contained in Annex VI attached to said Letter of Credit Agreement and incorporated therein by reference; and

     WHEREAS, the Bank has agreed to amend the Letter of Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT TO LETTER OF CREDIT AGREEMENT. Section 5.14, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted therefor the following new Section 5.14:

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                   "Section 5.14. INTEREST COVERAGE RATIO.
                   Permit the ratio of (a) the sum of
                   (i) Consolidated Pre-tax Income PLUS
                   (ii) Consolidated Interest Charges to
                   (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending
                   September 30, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all calculations for which said quarterly period is included, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; less than 1.75:1 for the immediately preceding two (2) calendar quarterly periods ending September 30, 1997; less than 1.40:1 for the immediately preceding three (3) calendar quarterly periods ending
                   December 31, 1997; less than 1.75:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1998; and less than 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

2. COUNTERPARTS. The Seventh Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Letter of Credit

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Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Letter of Credit
Agreement as amended hereby shall remain in full force and effect and this Seventh Amendment to Letter of Credit Agreement shall not be deemed a novation. Each and every reference to the Letter of Credit Agreement and any other Operative Documents shall be deemed to refer to the Letter of Credit Agreement as amended by the Seventh Amendment. The Company and the Guarantors hereby acknowledge and represent that the Operative Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANK IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                 (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)



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     IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the day and year first above written.

                                      COMPANY:

                                      CATALINA INDUSTRIES, INC.
                                      d/b/a DANA LIGHTING

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                           SECRETARY/TREASURER

                                      GUARANTORS:

                                      CATALINA LIGHTING, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                           VICE PRESIDENT,
                                           SECRETARY/TREASURER

                                      CATALINA REAL ESTATE TRUST, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                           SECRETARY/TREASURER

                                      ANGEL STATION, INC.


                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                           SECRETARY/TREASURER

                                      MERIDIAN LAMPS, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                           SECRETARY/TREASURER

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                                     MERIDIAN LAMPS DEVELOPMENT, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                           SECRETARY/TREASURER


                                     CATALINA ADMINISTRATIVE CORPORATION

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                           ASSISTANT SECRETARY

                                      BANK:

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION F/K/A SUN BANK,
                                      NATIONAL ASSOCIATION

                                       By: /s/ DAVID E. CROW
                                           ------------------------------------
                                           DAVID E. CROW,
                                           SENIOR VICE PRESIDENT


                                      MERIDIAN LAMPS DEVELOPMENT, INC.

                                      By:
                                         --------------------------------------
                                         THOMAS M. BLUTH
                                          SECRETARY/TREASURER


                                      CATALINK ADMINISTRATIVE CORPORATION


                                      By:
                                         --------------------------------------
                                         THOMAS M. BLUTH
                                          ASSISTANT SECRETARY

                                      BANK:

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION F/K/A SUN BANK,
                                      NATIONAL ASSOCIATION

                                      By:
                                         --------------------------------------
                                         DAVLD E. CROW,
                                         SENIOR VICE PRESIDENT

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